Waddell & Reed Advisors
                    Vanguard Fund

                    Semiannual
                    Report
                    -----------------
                    December 31, 2001

CONTENTS

         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        11     Statement of Assets and Liabilities

        12     Statement of Operations

        13     Statement of Changes in Net Assets

        14     Financial Highlights

        18     Notes to Financial Statements

        23     Independent Auditors' Report

        24     Householding Notice

        26     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Vanguard Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF VANGUARD FUND
     December 31, 2001

Dear Shareholder,

We are pleased to share with you this report on your Fund's operations for the six months ended December 31, 2001.

The last six months were dominated by the tragic events of September 11, 2001, the onset of the war on terrorism, and a difficult, recessionary market environment. The attacks were emotionally staggering, yet they seemed to have helped solidify our resolve as a country and to remind us of the robust nature of the American spirit. Many of us have faced these challenges and turned them into opportunities: to reconnect with loved ones, to renew commitments to our values and to use our experiences to move forward. We also can take encouragement from the fact that, by year-end, the economy showed some indications of turning around.

Apparently spurred by the Federal Reserve's eleven interest rate cuts during 2001, along with some early success in the war, the markets recovered somewhat toward the end of the year as many analysts began to anticipate a recovery in 2002. While we view this as a positive sign for the year to come, we believe that the challenges of 2001 may take some time to overcome.

At December 31, many of the primary equity indexes posted losses for the second half of 2001. For the last six months, the technology-heavy Nasdaq Industrials Index was down 8.40 percent. The other two major indexes also suffered during the period, although not quite as much, as the S&P 500 Index declined 5.60 percent and the Dow Jones Industrial Average declined 3.72 percent.

By contrast, bonds have done a bit better during the last six months, as evidenced by the Salomon Brothers Broad Investment Grade Index increasing
4.73 percent for the period. It appears that a combination of the declining stock market, interest rate cuts and a slower economy has helped bond performance over the last six months.

As you review your finances, it is helpful to note that, while the market may decline in the face of economic uncertainty and geopolitical events, it often rebounds over the intermediate or long term. While the current circumstances may be difficult, we believe that it is unwise to act impulsively. We believe that the best way to approach a fluctuating market is to develop and maintain a personal financial plan. From our experience, those who adhere to a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts.

Ultimately, we believe that it is essential for serious investors to maintain a long-term perspective and to maintain a diversified portfolio. Short-term downturns often create excellent buying opportunities, as well as opportunities to further diversify holdings. We believe that it remains important for all investors to review their investment asset allocation on a regular basis to ensure that it continues to adhere to individual risk tolerance and is adaptable to market changes.

Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing dedication and partnership.


Respectfully,


Henry J. Herrmann
President

SHAREHOLDER SUMMARY OF VANGUARD FUND
--------------------------------------------------------------
Vanguard Fund

GOAL
Seeks the appreciation of your investment.

Strategy
Invests primarily in a diversified portfolio of common stocks issued by growth-oriented large to medium sized U.S. and foreign companies believed to have appreciation possibilities.

Founded
1969

Scheduled Dividend Frequency
Semiannually (June and December)

Performance Summary -- Class A Shares
          Per Share Data
For the Six Months Ended December 31, 2001
------------------------------------------
Capital gains distribution      $0.02
                                =====

Net asset value on
  12-31-01  $7.84 adjusted to:  $7.86(A)
   6-30-01                       8.46
                               ------
Change per share               $(0.60)
                               ======

(A)This number includes the capital gains distribution of $0.02 paid in December 2001 added to the actual net asset value on December 31, 2001.

   Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF VANGUARD FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 12-31-01   -29.01%      -24.67%         -28.61%       -25.64%
 5-year period
  ended 12-31-01     9.70%       11.00%           ---           ---
10-year period
  ended 12-31-01     10.33%      10.98%           ---           ---
Since inception
  of Class (F)       ---          ---             -4.56%       -3.53%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
1-year period
  ended 12-31-01   -25.74%      -24.44%
 5-year period
  ended 12-31-01     ---         11.27%
10-year period
  ended 12-31-01     ---          ---
Since inception
  of Class (D)       -3.58%       9.59%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 9-8-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF VANGUARD FUND
--------------------------------------------------------------
Portfolio Highlights

On December 31, 2001, Waddell & Reed Advisors Vanguard Fund, Inc. had net assets totaling $1,847,068,402 invested in a diversified portfolio of:

   97.51%   Common Stocks
    2.49%   Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Vanguard Fund, Inc., for every $100 you had invested on December 31, 2001, your Fund owned:

 $52.29  Manufacturing Stocks
  19.91  Finance, Insurance and Real Estate Stocks
  16.69  Services Stocks
   7.39  Wholesale and Retail Trade Stocks
   2.49  Cash and Cash Equivalents
   1.23  Transportation, Communication, Electric
           and Sanitary Services Stocks

THE INVESTMENTS OF VANGUARD FUND
     December 31, 2001

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 0.49%
 Walt Disney Company (The)  ..............   441,600 $    9,149,952
                                                    --------------

Building Materials and Garden Supplies - 1.26%
 Home Depot, Inc. (The)  .................   455,400     23,229,954
                                                    --------------

Business Services - 12.23%
 AOL Time Warner Inc.*  ..................   552,450     17,733,645
 BEA Systems, Inc.*  .....................   852,600     13,134,303
 Cendant Corporation*  ................... 3,513,700     68,903,657
 Microsoft Corporation*  ................. 1,191,600     78,949,458
 Oracle Corporation*  .................... 1,607,900     22,213,139
 Rational Software Corporation*  .........   286,900      5,595,984
 SAP Aktiengesellschaft, ADR  ............   604,500    19,301,685
                                                    --------------
                                                        225,831,871
                                                    --------------

Chemicals and Allied Products - 17.00%
 American Home Products Corporation  ..... 1,027,300     63,035,128
 Amgen Inc.*  ............................   275,400     15,542,199
 Colgate-Palmolive Company  ..............   303,300     17,515,575
 Forest Laboratories, Inc.*  .............   742,500     60,847,875
 Pfizer Inc.  ............................ 3,455,725    137,710,641
 Praxair, Inc.  ..........................   350,600     19,370,650
                                                    --------------
                                                        314,022,068
                                                    --------------

Communication - 1.23%
 Comcast Corporation, Class A Special*  ..   509,800     18,355,349
 Qwest Communications International Inc.     304,200      4,298,346
                                                    --------------
                                                         22,653,695
                                                    --------------

Depository Institutions - 6.29%
 Bank of America Corporation  ............   857,200     53,960,740
 Citigroup Inc.  .........................   712,500     35,967,000
 Wells Fargo & Company  ..................   604,000     26,243,800
                                                    --------------
                                                       116,171,540
                                                    --------------


See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF VANGUARD FUND
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 11.17%
 ADC Telecommunications, Inc.*  .......... 1,376,400 $    6,338,322
 Analog Devices, Inc.*  ..................   792,700     35,187,953
 Intel Corporation  ......................   465,600     14,640,792
 Linear Technology Corporation  ..........   907,900     35,389,942
 Maxim Integrated Products, Inc.*  .......   457,000     23,994,785
 Microchip Technology Incorporated*  ..... 1,420,500     55,037,273
 Nortel Networks Corporation  ............ 1,353,800     10,153,500
 Texas Instruments Incorporated  .........   911,500     25,522,000
                                                    --------------
                                                        206,264,567
                                                    --------------

Engineering and Management Services - 0.54%
 Accenture Ltd*  .........................   370,381      9,970,657
                                                    --------------

Food and Kindred Products - 1.19%
 Kraft Foods Inc.  .......................   647,200     22,024,216
                                                    --------------

Furniture and Home Furnishings Stores - 1.33%
 Circuit City Stores, Inc. -
   Circuit City Group ....................   945,800     24,543,510
                                                    --------------

General Merchandise Stores - 3.26%
 Kohl's Corporation*  ....................   248,300     17,490,252
 Target Corporation  .....................   485,600     19,933,880
 Wal-Mart Stores, Inc.  ..................   394,000     22,674,700
                                                    --------------
                                                         60,098,832
                                                    --------------

Health Services - 2.17%
 Health Management Associates, Inc.,
   Class A* .............................. 2,176,500     40,047,600
                                                    --------------

Industrial Machinery and Equipment - 13.11%
 Applied Materials, Inc.*  ............... 1,024,200     41,075,541
 Cisco Systems, Inc.*  ................... 2,974,500     53,883,068
 Cooper Cameron Corporation*  ............   792,300     31,977,228
 Deere & Company*  .......................   665,100     29,038,266
 EMC Corporation*  ....................... 1,622,700     21,809,088


See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF VANGUARD FUND
     December 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Industrial Machinery and Equipment (Continued)
 Lam Research Corporation*  .............. 1,601,000 $   37,167,215
 Novellus Systems, Inc.*  ................   691,100     27,281,172
                                                    --------------
                                                        242,231,578
                                                    --------------

Instruments and Related Products - 0.80%
 Medtronic, Inc.  ........................   289,700     14,835,537
                                                    --------------

Motion Pictures - 1.26%
 Blockbuster Inc., Class A  ..............   926,000     23,335,200
                                                    --------------

Nondepository Institutions - 9.59%
 Fannie Mae  .............................   557,300     44,305,350
 First Data Corporation  .................   732,200     57,441,090
 Freddie Mac  ............................   679,200     44,419,680
 Morgan Stanley Dean Witter & Co.  .......   554,900    31,041,106
                                                     -------------
                                                        177,207,226
                                                     -------------

Security and Commodity Brokers - 4.03%
 Goldman Sachs Group, Inc. (The)  ........   648,500     60,148,375
 Lehman Brothers Holdings Inc.  ..........   213,300     14,248,440
                                                    --------------
                                                         74,396,815
                                                    --------------

Tobacco Products - 5.63%
 Philip Morris Companies Inc.  ........... 2,266,900    103,937,365
                                                    --------------

Transportation Equipment - 3.39%
 Harley-Davidson, Inc.  ..................   564,500     30,657,995
 Lockheed Martin Corporation  ............   683,400     31,894,278
                                                    --------------
                                                         62,552,273
                                                    --------------

Wholesale Trade - Nondurable Goods - 1.54%
 McKesson HBOC, Inc.  ....................   763,300     28,547,420
                                                    --------------


See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF VANGUARD FUND
     December 31, 2001

                                                            Value

TOTAL COMMON STOCKS - 97.51%                         $1,801,051,876
 (Cost: $1,535,640,513)

TOTAL SHORT-TERM SECURITIES - 2.64%                  $   48,745,195
 (Cost: $48,745,195)

TOTAL INVESTMENT SECURITIES - 100.15%                $1,849,797,071
 (Cost: $1,584,385,708)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.15%)      (2,728,669)

NET ASSETS - 100.00%                                 $1,847,068,402


Notes to Schedule of Investments

*No income dividends were paid during the preceding 12 months.

 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

 See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     VANGUARD FUND
     December 31, 2001
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities -- at value (Notes 1 and 3)       $1,849,797
 Cash  .............................................              1
 Receivables:
   Fund shares sold ................................          1,905
   Dividends and interest ..........................          1,677
 Prepaid insurance premium  ........................             42
                                                         ----------
    Total assets  ..................................      1,853,422
LIABILITIES                                              ----------
 Payable to Fund shareholders  .....................          5,527
 Accrued shareholder servicing (Note 2) ............            344
 Accrued service fee (Note 2)  .....................            330
 Accrued distribution fee (Note 2)  ................             46
 Accrued management fee (Note 2)  ..................             35
 Accrued accounting services fee (Note 2)  .........             10
 Other  ............................................             62
                                                         ----------
    Total liabilities  .............................          6,354
                                                         ----------
      Total net assets .............................     $1,847,068
                                                         ==========
NET ASSETS
 $1.00 par value capital stock:
   Capital stock ...................................     $  235,823
   Additional paid-in capital ......................      1,431,515
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss ...         (1,502)
   Accumulated undistributed net realized loss on
    investment transactions  .......................        (84,179)
   Net unrealized appreciation in value of
    investments  ...................................        265,411
                                                         ----------
    Net assets applicable to outstanding
      units of capital .............................     $1,847,068
                                                         ==========
Net asset value per share (net assets divided by shares outstanding):
 Class A  ..........................................          $7.84
 Class B  ..........................................          $7.62
 Class C  ..........................................          $7.61
 Class Y  ..........................................          $7.91
Capital shares outstanding:
 Class A  ..........................................        228,411
 Class B  ..........................................          5,000
 Class C  ..........................................            948
 Class Y  ..........................................          1,464
Capital shares authorized ..........................        600,000


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     VANGUARD FUND
     For the Six Months Ended December 31, 2001
     (In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Dividends............................               $    8,871
   Interest and amortization ...........                    1,281
                                                       ----------
    Total income  ......................                   10,152
                                                       ----------
 Expenses (Note 2):
   Investment management fee ...........                    6,438
   Shareholder servicing:
    Class A ............................                    2,100
    Class B ............................                      145
    Class C ............................                       28
    Class Y  ...........................                        9
   Service fee:
    Class A ............................                    2,185
    Class B ............................                       48
    Class C ............................                       10
   Distribution fee:
    Class A ............................                      121
    Class B ............................                      146
    Class C ............................                       29
   Accounting services fee .............                       59
   Custodian fees ......................                       45
   Legal fees ..........................                       16
   Audit fees ..........................                       13
   Other ...............................                      251
                                                       ----------
    Total expenses  ....................                   11,643
                                                       ----------
      Net investment loss ..............                   (1,491)
                                                       ----------

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  .....                  (12,310)
 Unrealized depreciation in value
   of investments during the period ....                 (138,637)
                                                       ----------
    Net loss on investments  ...........                 (150,947)
                                                       ----------
      Net decrease in net assets
       resulting from operations  ......                $(152,438)
                                                       ==========


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     VANGUARD FUND
     (In Thousands)

                                      For the    For the   For the
                                        six       fiscal    fiscal
                                      months      period     year
                                       ended      ended     ended
                                   December 31,  June 30,September 30,
                                       2001        2001      2000
                                     ---------  --------- ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment loss  .............   $(1,491) $   (4,563)  $ (13,423)
 Realized net gain (loss) on
   investments ....................   (12,310)    (13,778)    332,356
 Unrealized appreciation
   (depreciation) .................  (138,637)   (904,840)    673,860
                                   ----------  ----------  ----------
   Net increase (decrease) in net
    assets resulting from
    operations  ...................  (152,438)   (923,181)    992,793
                                   ----------  ----------  ----------
Distributions to shareholders (Note 1E):*
 From realized gains on securities
   transactions:
   Class A ........................    (3,749)   (318,804)   (166,703)
   Class B ........................       (81)     (5,074)       (343)
   Class C ........................       (15)       (919)        (57)
   Class Y ........................       (23)     (2,169)     (1,037)
 In excess of realized capital gains:
    Class A  ......................       ---     (52,869)        ---
    Class B  ......................       ---        (842)        ---
    Class C  ......................       ---        (152)        ---
    Class Y  ......................       ---        (360)        ---
                                   ----------  ----------  ----------
                                       (3,868)   (381,189)   (168,140)
                                   ----------  ----------  ----------
Capital share transactions
 (Note 5)  ........................   (94,477)    353,296     288,750
                                   ----------  ----------  ----------
    Total increase (decrease)  ....  (250,783)   (951,074)  1,113,403
Net Assets
Beginning of period ............... 2,097,851   3,048,925   1,935,522
                                   ----------  ----------  ----------
End of period .....................$1,847,068  $2,097,851  $3,048,925
                                   ==========  ==========  ==========
 Undistributed net investment
   loss ...........................$   (1,502) $      (11) $       (5)
                                      =======        ====        ====
                 *See "Financial Highlights" on pages 14 - 17.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VANGUARD FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                   For the  For the
                       six   fiscal
                    months   periodFor the fiscal year ended September 30,
                     ended    ended  -----------------------------------
                   12-31-01 6-30-01   2000    1999   1998    1997   1996
                   -------- -------  -----   -----  -----   -----  -----
Net asset value,
 beginning of period  $8.46  $14.17 $10.11  $ 7.50  $9.11   $8.77  $8.97
                      -----  ------ ------  ------  -----   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income (loss)....  (0.00)  (0.02) (0.07)  (0.02)  0.01    0.07   0.03
 Net realized and unrealized gain (loss)
   ...on investments  (0.60)  (3.92)  5.00    2.75   0.19    1.69   0.26
                      -----  ------ ------  ------  -----   -----  -----
Total from investment
 operations  .......  (0.60)(3.94)    4.93    2.73   0.20    1.76   0.29
                      -----  ------ ------  ------  -----   -----  -----
Less distributions:
 From net investment
   income ..........  (0.00)  (0.00) (0.00)  (0.01) (0.04)  (0.06) (0.04)
 From capital gains   (0.02)  (1.51) (0.87)  (0.11) (1.77)  (1.36) (0.45)
 In excess of capital
   gains ...........  (0.00)  (0.26) (0.00)  (0.00) (0.00)  (0.00) (0.00)
                      -----  ------ ------  ------  -----   -----  -----
Total distributions   (0.02)  (1.77) (0.87)  (0.12) (1.81)  (1.42) (0.49)
                      -----  ------ ------  ------  -----   -----  -----
Net asset value,
 end of period  ....  $7.84   $8.46 $14.17  $10.11  $7.50   $9.11  $8.77
                      =====  ====== ======  ======  =====   =====  =====
Total return* ......  -7.13% -30.29% 50.91%  36.74%  3.76%  23.60%  3.59%
Net assets, end of
 period (in
 millions)  ........ $1,790  $2,034  $2,979 $1,924 $1,426  $1,478  $1,291
Ratio of expenses to average
 net assets  .......   1.19%** 1.11%**1.04%   1.13%  1.10%   1.09%  1.09%
Ratio of net investment income
 (loss) to average net
 assets  ...........  -0.13%**-0.23%**-0.48% -0.22%  0.13%   0.86%  0.36%
Portfolio
 turnover rate  ....  31.23% 100.57% 63.78%  83.67% 90.51% 139.14% 57.10%
 *Total return calculated without taking into account the sales load deducted on an initial purchase.
**Annualized.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VANGUARD FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                            For the        For the         period
                                six         fiscal           from
                             months         period       10-4-99*
                              ended          ended        through
                           12-31-01        6-30-01        9-30-00
                            -------        -------        -------
Net asset value,
 beginning of period          $8.28         $14.01         $10.43
                             -----          -----          -----
Income (loss) from investment
 operations:
 Net investment loss          (0.05)         (0.08)         (0.03)
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.59)         (3.88)          4.48
                             -----          -----          -----
Total from investment
 operations  .......          (0.64)         (3.96)          4.45
                             -----          -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)         (0.00)
 From capital gains           (0.02)         (1.51)         (0.87)
 In excess of capital
   gains ...........          (0.00)         (0.26)         (0.00)
                             -----          -----          -----
Total distributions           (0.02)         (1.77)         (0.87)
                             -----          -----          -----
Net asset value,
 end of period  ....          $7.62          $8.28         $14.01
                             =====          =====          =====
Total return .......          -7.77%        -30.84%         44.64%
Net assets, end of
 period (in
 millions)  ........            $38            $42            $42
Ratio of expenses to
 average net assets            2.47%**        2.29%**        2.14%**
Ratio of net investment
 loss to average
 net assets  .......          -1.40%**       -1.39%**       -1.49%**
Portfolio turnover
 rate  .............          31.23%        100.57%         63.78%***
  *Commencement of operations of the class.
 **Annualized.
***For the fiscal year ended September 30, 2000.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VANGUARD FUND
     Class C Shares

     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                            For the        For the         period
                                six         fiscal           from
                             months         period       10-4-99*
                              ended          ended        through
                           12-31-01        6-30-01        9-30-00
                            -------        -------        -------
Net asset value,
 beginning of period          $8.27         $14.01         $10.43
                             -----          -----          -----
Income (loss) from investment
 operations:
 Net investment loss          (0.05)         (0.09)         (0.03)
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.59)         (3.88)          4.48
                             -----          -----          -----
Total from investment
 operations  .......          (0.64)         (3.97)          4.45
                             -----          -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)         (0.00)
 From capital gains           (0.02)         (1.51)         (0.87)
 In excess of capital
   gains ...........          (0.00)         (0.26)         (0.00)
                             -----          -----          -----
Total distributions           (0.02)         (1.77)         (0.87)
                             -----          -----          -----
Net asset value,
 end of period  ....          $7.61          $8.27         $14.01
                             =====          =====          =====
Total return .......          -7.78%        -30.92%         44.64%
Net assets, end of
 period (in
 millions)  ........             $7             $7             $8
Ratio of expenses to
 average net assets            2.46%**        2.29%**        2.14%**
Ratio of net investment
 loss to average
 net assets  .......          -1.39%**       -1.39%**       -1.49%**
Portfolio turnover
 rate  .............          31.23%        100.57%         63.78%***
  *Commencement of operations of the class.
 **Annualized.
***For the fiscal year ended September 30, 2000.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VANGUARD FUND
     Class Y Shares

     For a Share of Capital Stock Outstanding Throughout Each Period:

                   For the  For the
                       six   fiscal
                    months   periodFor the fiscal year ended September 30,
                     ended    ended  -----------------------------------
                   12-31-01 6-30-01   2000    1999   1998    1997   1996
                   -------- -------  -----   -----  -----   -----  -----
Net asset value,
 beginning of period  $8.52  $14.23 $10.13  $ 7.52  $9.12   $8.78  $8.97
                      -----  ------ ------  ------  -----   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...   0.02   (0.01) (0.05)  (0.00)  0.03    0.09   0.07
 Net realized and
   unrealized gain
   (loss) on
   investments......  (0.61)  (3.93)  5.02    2.75   0.19    1.69   0.24
                      -----  ------ ------  ------  -----   -----  -----
Total from investment
 operations ........  (0.59)  (3.94)  4.97    2.75   0.22    1.78   0.31
                      -----  ------ ------  ------  -----   -----  -----
Less distributions:
 From net investment
   income...........  (0.00)  (0.00) (0.00)  (0.03) (0.05)  (0.08) (0.05)
 From capital gains   (0.02)  (1.51) (0.87)  (0.11) (1.77)  (1.36) (0.45)
 In excess of capital
   gains ...........  (0.00)  (0.26) (0.00)  (0.00) (0.00)  (0.00) (0.00)
                      -----  ------ ------  ------  -----   -----  -----
Total distributions.  (0.02)  (1.77) (0.87)  (0.14) (1.82)  (1.44) (0.50)
                      -----  ------ ------  ------  -----   -----  -----
Net asset value,
 end of period .....  $7.91   $8.52 $14.23  $10.13  $7.52   $9.12  $8.78
                      =====  ====== ======  ======  =====   =====  =====
Total return .......  -6.97% -30.15% 51.21%  36.94%  4.02%  23.87%  3.80%
Net assets, end of
 period (in
 millions)  ........ $12     $15    $20     $12     $5      $5     $4
Ratio of expenses
 to average
 net assets  .......   0.87%*  0.84%* 0.82%   0.90%  0.91%   0.90%  0.91%
Ratio of net investment
 income (loss) to average
 net assets ........   0.21%*  0.04%*-0.26%  -0.02%  0.33%   1.05%  0.69%
Portfolio
 turnover rate .....  31.23% 100.57% 63.78%  83.67% 90.51% 139.14% 57.10%
*Annualized.


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     December 31, 2001

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek appreciation. Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from September
30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2001, $4,556,590 was reclassified between paid-in capital and accumulated undistributed net investment loss. Net investment income, net realized gains and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of .70% of net assets up to $1 billion, .65% of net assets over $1 billion up to $2 billion, .60% of net assets over $2 billion up to $3 billion and .55% of net assets over $3 billion. The Fund accrues and pays the fee daily.

Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for shareholder servicing of $1.5292 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.3625 per account, paid monthly. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,000,690. During the period ended December 31, 2001, W&R received $47,779 and $1,059 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,324,001 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $32,601, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $563,490,670, while proceeds from maturities and sales aggregated $687,682,866. Purchases of short-term securities aggregated $3,499,891,519, while proceeds from maturities and sales aggregated $3,507,262,361. No U.S. Government securities were purchased or sold during the period ended December 31, 2001.

For Federal income tax purposes, cost of investments owned at December 31, 2001 was $1,590,058,359, resulting in net unrealized appreciation of $259,738,712, of which $355,886,777 related to appreciated securities and $96,148,065 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital gain net income of $56,588,148 during its fiscal period ended June 30, 2001, which included the effect of certain losses deferred into the next fiscal year (see discussion below). All of the capital gain net income has been distributed to the Fund's shareholders.

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 2000 through June 30, 2001, the Fund incurred net capital losses of $66,194,163, which have been deferred to the fiscal year ending June 30, 2002.

NOTE 5 -- Multiclass Operations

The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                            For the       For the       For the
                                six        fiscal        fiscal
                             months        period   year ended
                              ended         ended     September
                           12-31-01       6-30-01      30, 2000
                          ---------     ---------   -----------
Shares issued from sale of shares:
 Class A  ............       45,694        18,616        40,923
 Class B .............        2,669         2,195         3,141
 Class C .............        2,516           538           601
 Class Y  ............          631           423           789
Shares issued from reinvestment of
 capital gains distribution:
 Class A  ............          470        33,796        14,266
 Class B .............           10           565            30
 Class C .............            2           102             5
 Class Y  ............            3           155            59
Shares redeemed:
 Class A  ............      (58,148)      (22,284)      (35,178)
 Class B .............       (2,745)         (696)         (169)
 Class C .............       (2,460)         (304)          (53)
 Class Y  ............         (872)         (317)         (528)
                             ------        ------        ------
Increase (decrease) in outstanding
 capital shares ......      (12,230)       32,789        23,886
                             ======        ======        ======
Value issued from sale of shares:
 Class A  ............     $348,053      $189,505      $544,210
 Class B .............       20,042        21,880        41,800
 Class C .............       18,534         5,398         8,068
 Class Y  ............        4,861         4,339        10,414
Value issued from reinvestment of
 capital gains distribution:
 Class A  ............        3,637       356,887       162,065
 Class B .............           80         5,876           343
 Class C .............           15         1,066            57
 Class Y  ............           23         1,644           673
Value redeemed:
 Class A  ............     (444,481)     (220,329)     (468,905)
 Class B .............      (20,599)       (6,753)       (2,345)
 Class C .............      (18,213)       (2,990)         (728)
 Class Y  ............       (6,429)       (3,227)       (6,902)
                           --------      --------      --------
Increase (decrease) in outstanding
 capital  ............     $(94,477)     $353,296      $288,750
                           ========      ========      ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Vanguard Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Vanguard Fund, Inc. (the "Fund") as of December 31, 2001, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended, the fiscal period from October 1, 2000 through June 30, 2001, and the fiscal year ended September 30, 2000, and the financial highlights for the six-month period ended December 31, 2001, the fiscal period from October 1, 2000 through June 30, 2001, and for each of the five fiscal years in the period ended September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Vanguard Fund, Inc. as of December 31, 2001, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended, the fiscal period from October 1, 2000 through June 30, 2001, and the fiscal year ended September 30, 2000, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
February 8, 2002

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Henry J. Herrmann, President
Daniel P. Becker, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.


FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1005SA(12-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.